UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTION, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

December 19, 2003

MANUFACTURERS’ SERVICES LIMITED

(Exact name of registrant as specified in charter)

DELAWARE	001-15883	04-3258036
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 BAKER AVENUE, CONCORD, MA	01742
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (978) 287-5630

NOT APPLICABLE

(Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS

On December 19, 2003, the Registrant and each of Albert A. Notini and Richard J. Gaynor executed an Amendment to their respective Change in Control Agreements.

ITEM 7.  EXHIBITS

99.1                           Amendment to Change in Control Agreement of Albert A. Notini

99.2                           Amendment to Change in Control Agreement of Richard J. Gaynor.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized:

MANUFACTURERS’ SERVICES LIMITED
(Registrant)

Date: January 22, 2004

By:	/s/ Alan R. Cormier
Alan R. Cormier
Vice President and General Counsel